1 Confidential & Proprietary to Owens & Minor, Inc. First Quarter 2022 Supplemental Earnings Slides May 3, 2022

2 Confidential & Proprietary to Owens & Minor, Inc. Safe Harbor This presentation is intended to be disclosure through methods reasonably designed to provide broad, non-exclusionary distribution to the public in compliance with the SEC's Fair Disclosure Regulation. This presentation contains certain ''forward-looking'' statements made pursuant to the Safe Harbor provisions of the Private Securities Litigation Reform Act of 1995. These statements include, but are not limited to, the statements in this presentation regarding our expectations with respect to our 2022 financial performance, the Apria transaction, including related synergies and the expected performance of the Apria business, as well as statements related to the impact of COVID-19 on the Company’s results and operations and the Company’s expectations regarding the performance of its business. Forward-looking statements involve known and unknown risks and uncertainties that may cause our actual results in future periods to differ materially from those projected or contemplated in the forward-looking statements. Investors should refer to Owens & Minor’s Annual Report on Form 10-K for the year ended December 31, 2021, filed with the SEC including the sections captioned “Cautionary Note Regarding Forward-Looking Statements” and “Item 1A. Risk Factors,” and subsequent quarterly reports on Form 10-Q and current reports on Form 8-K filed with or furnished to the SEC, for a discussion of certain known risk factors that could cause the Company’s actual results to differ materially from its current estimates. These filings are available at www.owens-minor.com. Given these risks and uncertainties, Owens & Minor can give no assurance that any forward-looking statements will, in fact, transpire and, therefore, cautions investors not to place undue reliance on them. Owens & Minor specifically disclaims any obligation to update or revise any forward-looking statements, whether as a result of new information, future developments or otherwise. This presentation includes certain combined financial information which reflects the sum of the relevant financial information for the Company and Apria without any other adjustments and refer to such presentation as on a “combined” basis for the applicable period. This combination does not comply with U.S. GAAP or with the rules for pro forma presentation. As a result, the combined financial information included in this presentation may differ from pro forma financial information prepared in accordance with U.S. GAAP and the rules and regulations of the SEC, and any such differences could be material. Numerical figures included in this presentation have been subject to rounding adjustments. Accordingly, numerical figures shown as totals in various tables may not be arithmetic aggregations of the figures that precede them. As such, the corresponding percentage aggregations may not sum to 100%. We present certain potential cost savings as an adjustment to Combined Adjusted EBITDA because we expect them to be a permitted addback pursuant to agreements that govern our indebtedness. These potential cost savings are based on assumptions and estimates that could be proved to be incorrect, and accordingly should not be viewed as a projection of future performance. Certain financial measures included herein are not made in accordance with U.S. GAAP and use of such terms varies from others in the same industry. Management uses these non-GAAP financial measures internally to evaluate our performance, evaluate the balance sheet, engage in financial and operational planning and determine incentive compensation. Non-GAAP financial measures should not be considered as alternatives to measures derived in accordance with U.S. GAAP. Non-GAAP financial measures have important limitations as analytical tools and you should not consider them in isolation or as substitutes for results as reported under U.S. GAAP. The appendix to this presentation includes a reconciliation of these non-GAAP financial measures to the most directly comparable financial measures calculated in accordance with U.S. GAAP.

3 Confidential & Proprietary to Owens & Minor, Inc. 2022 Company Outlook & Modeling Assumptions Company Outlook & Modeling Assumptions* Full Year 2022 Revenue $9.9 - $10.3 billion Gross Margin ~20% Interest Expense $125 - $130 million Capital Expenditures $175 - $185 million Adj. Effective Tax Rate 24% - 26% Diluted Weighted Average Shares Outstanding ~77 million Adjusted EBITDA $580 - $630 million Adjusted EPS $3.05 - $3.55 Commodity Prices / Inflation / Interest Rates Unfavorable in near-term * Company outlook and modelling assumptions are assumptions used for 2022 adjusted EPS guidance, and the Company undertakes no obligation to update such assumptions subsequent to the date of this presentation (May 3, 2022). Assumes FX rates as of 3/31/2022. Please see Form 8-K filed by Owens & Minor, Inc. with the SEC on May 3, 2022 for additional financial information.